Listing Report:Supplement No. 50 dated Sep 10, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 398803
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	15.18%	Starting borrower rate/APR:	16.18% / 19.38%	Starting monthly payment:	$71.48

Auction yield range:	14.18% - 15.18%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1991	Debt/Income ratio:	34%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	92	Length of status:	18y 6m
Amount delinquent:	$0	Revolving credit balance:	$20,834	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	dupa1998	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	680-700 (Jul-2008) 640-660 (Jun-2008) 640-660 (Apr-2008) 620-640 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	1
Description
Payoff some small credit cards
Purpose of loan:

This loan will be used to pay off three small?credit cards.??Want to?consolidate to pay the accounts off faster and with one payment.

My financial situation:

I am a good candidate for this loan because I have great job security.? I?have been with the same federal agency for more than 18 years and receive a?paycheck every two weeks along with?court ordered child support.? Both are?direct deposited and?there will be no problem with me paying for this loan.? As you can see from my past experience with prosper, I had a loan paid off within two months of being funded.

Monthly net income: $? 3,638

Monthly expenses:??
??Housing: $ 1250
??Insurance: $ 83
??Car expenses: $ 509
??Utilities: $ 150
??Phone, cable, internet: $ 60

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 410007
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1998	Debt/Income ratio:	10%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$640	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Homeownership:	No
Inquiries last 6m:	0
Screen name:	blizzle280	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Partnership in a hair salon
Purpose of loan:
This loan will be used to?
co own a hair salon

My financial situation:
I am a good candidate for this loan because?
i have a very dependable job and i have been with them for 4 yrs
Monthly net income: $
$2000
Monthly expenses: $
??Housing: $ 300
??Insurance: $ 50
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 0
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419141
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,340.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.98%	Starting borrower rate/APR:	17.98% / 20.19%	Starting monthly payment:	$482.14

Auction yield range:	6.18% - 16.98%	Estimated loss impact:	5.30%
Lender servicing fee:	1.00%	Estimated return:	11.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1993	Debt/Income ratio:	23%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$7,197	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	DagrillMasta	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	740-760 (Latest)
Principal borrowed:	$10,600.00	< mo. late:	0 ( 0% )	740-760 (May-2008)
Principal balance:	$6,354.07	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
The Debt Smoke is Almost Clear
Purpose of loan:
This loan will be used to pay off credit card debt with extremely high interests rates so I can save money.?

My financial situation:
I am a good candidate for this loan because I have an excellent payment history with Prosper already.??I have?been trying to pay off all my debt since last year.? But now that interest rates on credit cards have gone up even with paying on them every two weeks, it seems as if it's taking a while to pay them off.??I have paid off most of my debt except for two credit cards with the remaining balance of $3,000.00 and $4,000.00.? I?would also like to pay off the current Prosper loan that I have in the amount of $6,354.07.??

Thank you so much for?help and consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420321
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.49%	Starting monthly payment:	$55.75

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	20.06%
Lender servicing fee:	1.00%	Estimated return:	-1.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-2003	Debt/Income ratio:	30%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,097	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	kpizaz_rrt	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	620-640 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2008)
Principal balance:	$3,687.53	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
tuition & school books
Purpose of loan:
pay for tuition that my scholarship didnt cover and school books
My financial situation:
I am a good candidate for this loan because i have a stable job, make payments on time.

Monthly net income: $roughly 3,000?

Monthly expenses: $
??Housing: $ 850
??Insurance: $ in housepayment
??Car expenses: $ paid for!!! but i spend about 200 dollars a month on gas
??Utilities: $ 175
??Phone, cable, internet: $ 150
??Food, entertainment: $ 225
??Clothing, household expenses $ who can buy clothes lately?
??Credit cards and other loans: $ about 500?a month which is really making things tight
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423393
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.99%	Starting monthly payment:	$61.54

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2000	Debt/Income ratio:	41%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	the-pal	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	640-660 (Aug-2008)
Principal balance:	$1,176.62	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
baby furniture
Purpose of loan:
This loan will be used to buy baby furniture for our first born child.

My financial situation:
We are good candidates for this loan.? This will be our 2nd prosper loan, we have been current on our first loan.? My wife and I both have good jobs, she is a teacher, and i'm a sound engineer.? We would love your help, the money will be used to buy baby furniture for our baby boy who is on the way.? Thanks in advance!!!

Monthly net income: $ 4250

Monthly expenses: $
??Housing: $ 1050
??Insurance: $ 160
??Car expenses: $1000
??Utilities: $ 400
??Phone, cable, internet: $ 140
??Food, entertainment: $ 150
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423405
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,100.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.76%	Starting monthly payment:	$49.76

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1996	Debt/Income ratio:	4%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	19y 9m
Amount delinquent:	$587	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Christine0721	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	600-620 (Jul-2009) 560-580 (Jan-2008)
Principal balance:	$1,258.62	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Help Daughter with College Tuition
Purpose of loan:
This loan will be used to??purchase school books for my daughter

My financial situation:
I am a good candidate for this loan because? I have been employed with the same company for 19 years. i have always paid my bills as expected until the death of my husband and my daughters dad. After his death I had to file bankruptcy. All debt listed on my credit bureau was included in bankruptcy. My home was sold so the large loan listed in my credit bureau is paid in full. I have paid my current Prosper loan as agreed and my credit score has increased significantly. Also, my Bankruptcy will be paid off this November which is also paid as agreed.

Monthly net income: $ 2,556????

Monthly expenses: $
??Housing: $ 375.00????
??Insurance: $ 196.00
??Car expenses: $ 120.00
??Utilities: $ 240.00
??Phone, cable, internet: $ 135.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 0
??Other expenses: $ 125.00????
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423423
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$301.86

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1997	Debt/Income ratio:	46%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$944	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	orange-punctual-auction	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Utility Footwear Business
Purpose of loan:
This loan will be used for footwear designer to take sample into production of utility shoe.

My financial situation:
I am a good candidate for this loan because, I have a great product and business with high growth potential, and solid business plan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423435
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1976	Debt/Income ratio:	11%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	9	Total credit lines:	33	Length of status:	2y 4m
Amount delinquent:	$22,203	Revolving credit balance:	$1,178	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	halo7	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need 4K for a short period
Purpose of loan:
Unexpected expenses

My financial situation:
I am a good candidate for this loan because I will pay back in full by November 1 - approximately seven weeks.
I am expecting a large sum of money to be paid back to me sometime mid to end of October that will enable me to pay this loan back.
I?have?some credit issues at this time (which I am in the?process of clearing up) so I cannot use a regular bank.?
Due to my current credit issues I am willing to pay back an extra 1,000.00 for the use of this money.
I am a homeowner with approximately 175K in equity,and I receive rents each month in addition to my salary.?
I also am a 1/4 owner of an investment property - my share is about 125K
I also receive 500.00 each month as a consulting fee.
I am willing to sign any documents you will require.

Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423447
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$79.52

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1994	Debt/Income ratio:	37%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$9,548	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	101%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	Uniq007	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	24 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,800.00	< mo. late:	0 ( 0% )	520-540 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Second Prosper Loan-EMERGENCY
On 8/8/2009 I was the victim of a rear-ending car accident and was forced into another vehicle, but the police witnessed it!? Lucky me to have them for witnesses, you say?? Yeah, well you'd think so!? Too bad the insurance company for the kid who hit me is taking its own sweet time!? Meanwhile, it's been one month, I'm in extreme pain, and the bills are piling up.? Now, I don't know what to do.? I am now unable to work and I'm in such excruciating pain.
My lawyer has assured me that the process of just receiving vehicle reimbursement wouldn't take much longer, but I can no longer hold out.? I will at least be reimbursed $9000.00, being that his insurance company has already evaluated the value of my vehicle.
I have never, EVER been late on a payment in my life, nor have I missed a payment. I believe Prosper proves this information true.? I have also had a Prosper loan before, and this will also show my dependability in regards to repayment.? My mother just had a stroke and major surgery on her carotid artery, so I've been caring for her, as well.? Because of the accident draining my finances, she helped me to pay my mortgage and now needs me to repay her so she can pay hers.? Between the stress of trying to help her, repay her, and not knowing how I'll pay my bills, it's all just too overwhelming.? I'm at my wit's end so I'm reaching out to Prosper once again!Please consider lending a hand.? I am sick to my stomach in not knowing what to do.? I've exhausted every other resource.Feel free to ask questions!? Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423459
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$289.22

Auction yield range:	4.18% - 17.00%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	14.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1986	Debt/Income ratio:	6%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$31,214	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	jts1969	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Unexpected Home Repair Expense
Purpose of loan:
This loan will be used to help pay for an unexpected?home repair.? My home is in need of a new septic system.? Because of the small lot size, steep topography,?and location on a lake it is going to be very expensive, around $50,000.? This loan will help close the gap between the cost and?cash?currently available to me.

My financial situation:
I am a good candidate for this loan because I am a salaried physician.? Unfortunately, with the recent decline in home prices I cannot obtain a home equity line of credit.? Being familiar with Prosper as a lender I decided to give it a try as a borrower.

My net pay each month is $10,000.? My monthly mortgage is $5,283.? My monthly expenses for utilities, gasoline, insurance, and food are around $1,000.? I also pay $1,000 per month on a property loan which ends in October 2009.? Monthly payments on existing credit card balances total $1,000, which will be paid in full in 3-4 months.? So, for the next few months, I estimate having around $1,700 available monthly for making a Prosper loan payment.? Then, in November 2009 I will have $3,700 available to service the loan.? I will likely pay the loan off by February 2010.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423471
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,600.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$162.85

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1998	Debt/Income ratio:	32%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	34	Length of status:	2y 7m
Amount delinquent:	$9	Revolving credit balance:	$12,519	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Mags53	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	25 ( 100% )	620-640 (Latest)
Principal borrowed:	$11,300.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 720-740 (Apr-2009) 760-780 (Jan-2008) 780-800 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
DEBT FREE BY 2011
Purpose of loan:
This loan will be used to? CONSOLIDATE SOME DEBT THAT i ACCUMULATED WHILE HELPING MY SON THROUGH COLLEGE.? I PAY MY CREDIT CARDS ON TIME AND MORE THAN THE ;MINIMUM AMOUNT.? I WOULD LIKE TO HAVE ONE MONTHLY PAYMENT AND AM WORKING QUITE HARD TO BE DEBT FREE BY JANUARY 2011.

My financial situation:
I am a good candidate for this loan because? I PAID MY PAST TWO PROSPER LOANS IN HALF THE TIME...i WILL DO THE SAME THIS TIME.? i HAVE CHANGED MY LIFESTYLE TO ACCOMPLISH MY DEBT FREE GOAL.? MY HUSBAND MANAGES ALL THE HOUSEHOLD ACCOUNTS SO I CAN CONCENTRATE ON MY DEBT.

Monthly net income: $?1650 ?? ???

Monthly expenses: $ 1050
??Housing: $
??Insurance: $ 100
??Car expenses: $ 250
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423483
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$274.92

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	22 / 21	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	49	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$74,125	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	enriching-integrity	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Daughter's Wedding 10-17-09
We are college grads (ME&Finance) who have run a small (us + one employee) screen repair business since Jun?06.The recession has been tough; we have used personal savings and credit to start and keep the business going. We now find ourselves short on cash and credit with the final payments to cover our daughter?s wedding (Oct 17) coming due. We pay ourselves $5200/mo. and take bonuses when we hit goals. We do manage money well; we just haven?t had a lot of money to manage in the past 13 months. Even with our recent struggles we always pay all of our personal and business obligation on time. We can afford the added payment for this loan and will pay this loan back. Thank-you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423489
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$131.58

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1991	Debt/Income ratio:	29%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$21,265	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	asset-seagull	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for College
Purpose of loan:
This loan will be used to help me move from being a dispatcher into another area of my career.

I've made mistakes, but have always payed back my loans.
I am a good candidate for this loan because I have steady income and am driven to better myself and my situation.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423495
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	18.99%	Starting borrower rate/APR:	19.99% / 22.23%	Starting monthly payment:	$557.38

Auction yield range:	11.18% - 18.99%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1994	Debt/Income ratio:	32%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	21 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$70,380	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	mighty-yield	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff the Crooks that charge 30%+
Purpose of loan:
This loan will be used to payoff credit cards that through Chase and Citibank with over 30% interests.??

My financial situation:
I am a good candidate for this loan because I am current on all bills. I am searching for a lower interest rate on this $15k will assist me in getting it paid off sooner.? My job requires a Top Secret clearance, so I could lose my job if I default on any financial obligations.? I assure you that I will pay off this loan as scheduled or hopefully sooner if it allows for an early pay off.

Monthly net income: $ 11000

Monthly expenses: $
??Housing: $ 2800
??Insurance: $ 100
??Car expenses: $ 480
??Utilities: $ 300
??Phone, cable, internet: $ 200
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 2500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423501
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$65.79

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-2007	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	2	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$7,080	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	UofCMaroon	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Studying P2P Lending
Purpose of loan: I am an Economics student at the University of Chicago doing research work with classmates on P2P lending and how individuals can profit from their high credit rating by investing in those with lower ones. This is our first loan done through Prosper. The proceeds of this loan are going to be re-invested in the Prosper community. Personally, I have three years of fixed-income investing experience and more than enough money in various savings and securities accounts to cover the loan.
We have approximately $5k in grant money from the University to help me and my research partners with any losses incurred. This is a safe bet an as such we are offering a low interest rate. Thanks for bidding!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423507
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$249.41

Auction yield range:	11.18% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1997	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$33,578	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	steelersfan26	Borrower's state:	Arizona	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit card debt
Purpose of loan:
This loan will be used to get a head start in paying off credit cards. I have finally graduated from college and I need a set plan to get my credit cards paid off.?I am tired of carrying these balances and want to be rid of credit card debt forever.? I just want to get my family's "new life" off to a good start.

My financial situation:
I am a good candidate for this loan because I always make my payments, and always make them on time.? I am also going to be starting a new job shortly making much more money than I am currently making.? My wife and I are also putting our condo up for sale next week and moving in with her parents (next week also).? This will save us quite a bit of money each month, which I will use to pay back this loan as soon as possible.

I don't know why my Prosper rating is a D.? My credit rating is 700.

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 612
??Insurance: $ 80
??Car expenses: $ 300
??Utilities: $ 0
??Phone, cable, internet: $ 0?
??Credit cards and other loans: $?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423519
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$222.98

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,141	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	green-loan-idol	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Financial angels needed for startup
Purpose of loan:
Basically, I need seed money to start up my own business. I am a certified Personal Trainer, and I want to start my own brand! Most businesses require a lot more money to start-up, but due to the nature of my line of work, I need very little by comparison. The money will be used to advertise the brand, conduct research, as well as help cover minor personal expenses while I build up a solid client base.

My financial situation:
I won't lie, my financial situation isn't great. I had a decent job all the while I was in college. Shortly after I finished school, I was laid off. So, I just assumed this would be a good time to go ahead and break into the fitness industry. However, after applying at several studios, gyms, and health clubs, I soon found out that almost nobody was hiring personal trainers. So I decided maybe I should take a step back, and go find any decent job just to make ends meet. Well, much to my dismay, I still haven't been able to find any work. Even with a college education. My financial situation is solely based on the fact that I haven't been able to find any work. My expenses are not that much. I'm very good at managing money, or else I would not have been able to stretch my savings out over such a long period of time. So now, I'm requesting a small loan to start up my own business, doing what I love to do.

Monthly net income: $ 500

Monthly expenses: $
??Housing: $ 140
??Insurance: $ 70
??Car expenses: $ 30
??Utilities: $ 60
??Phone, cable, internet: $ 60
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423537
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$81.42

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-2007	Debt/Income ratio:	35%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	11 / 11	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$372	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	a-delicious-asset	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fixing my car
Purpose of loan:
This loan will be used to? fix my car so I can use it for work.

My financial situation:
I am a good candidate for this loan because?hard working pay bills on time.

Monthly net income: $ 1500

Monthly expenses: $
??Housing: $ 70
??Insurance: $ 30
??Car expenses: $100
??Utilities: $
??Phone, cable, internet: $75
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 40
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423543
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.80%	Starting borrower rate/APR:	27.80% / 30.15%	Starting monthly payment:	$123.77

Auction yield range:	11.18% - 26.80%	Estimated loss impact:	10.67%
Lender servicing fee:	1.00%	Estimated return:	16.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1985	Debt/Income ratio:	7%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	31y 8m
Amount delinquent:	$0	Revolving credit balance:	$973	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	4
Screen name:	vacation8	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	720-740 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	660-680 (Oct-2008) 680-700 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
auto
Purpose of loan:
I am a single mother now as of one year. Need a better?car to go?work, etc. in.?

My financial situation:
I? am a great candidate because I work hard and have worked on my credit history and made it much better than when I was married. I live with my parents so i have money freed up to start being debt free and save for a down payment on a house. i am going to save at least 20% for my down payment. I am going to the foreclosure sales?in my county to see how a foreclosed house is aquired.?I have already borrowed $1,000 from prosper and paid it back in full?5 months early. I am a very good candidate with?current?life situation i have now.???My?parents paid their home off years ago and though i help them some with groceries, they are not in debt and so do not need much in the way of financial help.?I have been?taking care of my parents, hence the reason i am living with them.?My mother has Alzheimers and my dad has Myasthenia Gravis, a muscle disease. Also,?i have a son?who lives with me.

Monthly expenses: $
??Housing: $?0?Insurance: $?0 except car, which my ex-husband pays.
??Car expenses: $ 0????????
??Utilities: $ 0????????????????????
??Phone, cable, internet: $?0???????
??Food, entertainment: $ 30.00 i garden and put?up my veggies.
??Clothing, household expenses $ 20.00 i do most of my clothes shopping at consignment?and goodwill. and sell my clothes through?consignment.
??Credit cards and other loans: $ 130.00??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423555
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1999	Debt/Income ratio:	17%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	0y 11m
Amount delinquent:	$406	Revolving credit balance:	$13,110	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	41	Homeownership:	No
Inquiries last 6m:	0
Screen name:	faire9	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Supplementing budget for my wedding
Purpose of loan:
This loan will be used to supplement payment for my wedding in October, 2009.

My financial situation:
I am a good candidate for this loan because I am gainfully employed at an advertising agency since October, 2008.? I have held a position of account manager at 3 top-tier agencies in my region, and have never been laid off or un-employeed since I completed my undergrad degree in 2003.??I am extremely motivated to?succeed, and save for?our future together.????

Monthly net income: $ 4,000

Monthly expenses: $
??Housing: $650 per month lease?
??Insurance: $100 for car?
??Car expenses: $0 - car is paid in full
??Utilities: $0 - included in lease?
??Phone, cable, internet: $50
??Food, entertainment:?$100 - saving for a wedding, so?entertainment is limited.?
??Clothing, household expenses $100
??Credit cards and other loans: $251.81?
??Other expenses: N/A
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423561
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.18%	Starting borrower rate/APR:	15.18% / 17.35%	Starting monthly payment:	$347.54

Auction yield range:	14.18% - 14.18%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2002	Debt/Income ratio:	44%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	9y 0m
Amount delinquent:	$0	Revolving credit balance:	$26,304	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	return-dreamer0	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF MY CREDIT CARDS!
Purpose of loan:
This loan will be used to pay all the credit cards. It is a lot easier to shred all the credit cards and live from your check paying just one loan.

My financial situation: I work for the US Army. Been in the Army for the last 9 years and I continue to make a carrier out of this.
I am a good candidate for this loan because I always pay on time and I will pay this loan as fast as I can because I want to be debt free ASAP!

Monthly net income: $4,800.00 + $2,000 I make with all the travel I do.

Monthly expenses: $
??Housing: $500.00
??Insurance: $75
??Car expenses: $600 + $290.00 I only have 2 more years to pay off this 2 cars
??Utilities: $120.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $300
??Clothing, household expenses $150
??Credit cards and other loans: $800.00 This is why I want to just make a fixed payment
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423573
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$437.32

Auction yield range:	11.18% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1996	Debt/Income ratio:	19%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	11y 6m
Amount delinquent:	$0	Revolving credit balance:	$11,901	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	cleansing5	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to? pay off credit cards.? I'm tired of paying hundreds of dollars a month and making no progress.?

My financial situation:
I am a good candidate for this loan because? I've been steadily employed with the same company for eleven years and I have been a homeowner for eight years.?I want to use my income to pay off my debt to build a secure life for my wife and three sons.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423601
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,600.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$298.56

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2006	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$130	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	repayment-kazoo	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchasing a used car for work
Purpose of loan:
My 1990 car has died and the cost of repairs is more than the value of the vehicle itself (Rough trade-in estimate would be $350+ if the car was in working condition). ? I need to purchase a reliable vehicle that will get me to work, grocery shopping, family visits, etc.

My financial situation:
It's been one year since graduation and I've completely paid off my college debt.? I pay my credit card bills completely and consistently each month (Used for the cash-back benefit).? I have yet to miss a payment and I have no intentions of doing so.???
My monthly expenses are: Rent: $489/ mo. fixed Utilities: $89/mo. avg. Food: $300.00/mo. avg. Fuel: Formerly, $100.00/mo avg. College Debt: Paid-offPets: N/A

Children: N/A

I've lived in the same apartment complex for five years with intentions of saving for a home.? This will be my first auto loan.? I intend to treat this situation the same way I treat any other bills...with consistence.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423613
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,150.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.50%	Starting borrower rate/APR:	19.50% / 21.73%	Starting monthly payment:	$116.26

Auction yield range:	17.18% - 18.50%	Estimated loss impact:	19.03%
Lender servicing fee:	1.00%	Estimated return:	-0.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1993	Debt/Income ratio:	33%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	21 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	59	Length of status:	13y 1m
Amount delinquent:	$0	Revolving credit balance:	$12,461	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	sjmkwr	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,800.00	< mo. late:	0 ( 0% )	680-700 (Aug-2008)
Principal balance:	$2,086.22	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Pay for Last Few Classes and Books
Purpose of loan:
This loan will be used to pay off for the last few classes towards my bachelors degree and the books.?

My financial situation:
I am a good candidate for this loan because I have over 12 years at my current employment.?? My husband and I have owned our home for over 6 years and have never missed any payments in the last 8 years.? We have been a prosper member for over a year now.

Monthly net income: $?9,255 (includes my spouses income)

Monthly expenses: $ 8,611
??Housing: $ 2,435
??Insurance: $?350
??Car expenses: $?1510
??Utilities / Phone / Cable/Internet: $660
??Food, entertainment, Clothing, Gas, Kids After-school sports programs, memberships (etc)$1320
??Credit cards and other loans: $ 1271.00?
??Other expenses:?$700 daycare
? Student Loans: $365
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423619
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 14.92%	Starting monthly payment:	$32.90

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Nov-1994	Debt/Income ratio:	16%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,622	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	75%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Kman	Borrower's state:	Florida	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 100% )	700-720 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	680-700 (Dec-2007) 700-720 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
paying off medical bills
We are a family with 3 children who have managed to have significant injuries this past year.? Luckily everyone is fine, but a significant amount of doctor and hospital bills have piled up.? We have paid down the larger bills, but are left with many with small amounts.? We are looking for this loan to pay off the remaining bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423625
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	4	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,648	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	relaxation3	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finish Start Up Costs
Purpose of loan:
This loan will be used to? finish more advanced start up of personal business.? and personalizing the sales system as my own.

My financial situation:
I am a good candidate for this loan because? I have already made some money with beginning level of the program.? investing more money=more money returned

Monthly net income: $ 100 so far

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 45
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423637
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-2007	Debt/Income ratio:	34%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$167	Occupation:	Student - College J...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	integrity-authority	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to? pay for the rest of my tuition that I owe. It will also be used to pay for my rent, Fraternal expenses, books, food, etc.

My financial situation:
I am a good candidate for this loan because? I am a good student in need of some financial assistance. I am currently working part-time while attending school full-time. With my part-time job I would indeed be able to make monthly payments. If there was a problem I could easily ask for more hours at work.

Monthly net income: $ 520

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $?10
??Phone, cable, internet: $ 20
??Food, entertainment: $ 250
??Clothing, household expenses $ 0
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423643
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.66%	Starting borrower rate/APR:	32.66% / 35.08%	Starting monthly payment:	$219.61

Auction yield range:	14.18% - 31.66%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1998	Debt/Income ratio:	33%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$17,363	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	velocity-seeker	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving my girls to a better area
Purpose of loan:
This loan will be used to? Move into an area that offers better schools for our children.

My financial situation:
I am a good candidate for this loan because? I have an excellent credit history and have always paid my bills on time. My husband and I both have an excellent work history.

Monthly net income: $2773.00 + (Husband: $3000.00)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423661
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$668.94

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1990	Debt/Income ratio:	16%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	7y 8m
Amount delinquent:	$0	Revolving credit balance:	$7,192	Occupation:	Attorney
Public records last 12m / 10y:	1/ 2	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	45	Homeownership:	No
Inquiries last 6m:	5
Screen name:	BCLawyer1118	Borrower's state:	Colorado	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	620-640 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	580-600 (Jun-2008) 560-580 (Dec-2007) 580-600 (Feb-2007) 580-600 (Dec-2006)
Principal balance:	$1,114.73	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Committed to making a difference!
Thank you for considering my loan request. I have been a faithful Prosper member since Feb. 2007. I am current on all my payments and have never been late. I am hoping to obtain funding to expand my law practice. ?I am averaging approximately $160K in annual revenues. ?Please also read my member paragraph regarding my climbing credit score and past necessary credit issues. Having been an entrepreneur for many years, I am continually looking for ways to build and improve on my existing businesses. ??I am creating a business designed to help pro se parties, successfully navigate the maze of a family law case. While I?m hesitant to place my full business idea here, I am open to answering individual lender questions. The idea is to provide the resources and coaching necessary to help those that do not have the available funds to hire an attorney. I am seeking a loan of $18,000. The loan would be used for the following: ?development and build of the website, design and printing of marketing materials, development and printing of coaching/training materials, set up fees for my merchant account, and initial advertising costs.?I have $500-$750 per month in cash over flow currently, which allows me to easily make a loan payment. Additionally, the cash flow from the new business, which will begin immediately, will add monthly revenue. ?I am an extremely dedicated person and committed to whatever I do. I am very excited about this business expansion. ?Thank you again for your consideration. Please do not hesitate to ask any questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423667
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$289.55

Auction yield range:	11.18% - 27.00%	Estimated loss impact:	10.67%
Lender servicing fee:	1.00%	Estimated return:	16.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1993	Debt/Income ratio:	27%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$62,208	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	LotusFunds	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	740-760 (Latest)
Principal borrowed:	$22,000.00	< mo. late:	0 ( 0% )	740-760 (Aug-2009) 760-780 (May-2007)
Principal balance:	$6,906.36	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Refi 2.5y Prosper Ln. - Never Late
Purpose of loan:

Had prosper loan for last 2.5 years. Just need to get the payment down.
Never late....EVER....
Easy interest for you.
Just extending the time to pay the remaining balanace down and giving you a chance to earn more interest

My financial situation:

Never late, already make this payment every month on time, PROVEN HISTORY WITH PROSPER!!!!?
Credit Rate change is due to me closing?accounts when the "rate jack" happened.
Also my credit lines were cut even though I was current, making open credit ratio take a hit. Really does a dozy on FICO.

Monthly net income:

Primary Employment is $6,000 per month
Secondary [AdjunctUniversity Professor] is $2000 per month
Spouse has income to assist with household?expenses?

Monthly expenses: $
??Housing: $ 2000
??Insurance: $?Heath - Employer paid, Car - $60 [Long time USAA customer], Home - Included
??Car expenses: $?Car Paid For. $100/mo [I?own a Prius - Low Gas Milage]
??Utilities: $ 200
??Phone, cable, internet: $ 80?
??Food, entertainment: $ 500 [Family of? 5]
??Clothing, household expenses $ 300 [Not a significant priority in our lives]
??Credit cards and other loans: $ 1300 [Includes?the old Prosper loan]

Thank you
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423673
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1997	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	3	Length of status:	5y 1m
Amount delinquent:	$4,751	Revolving credit balance:	$0	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	trade-flow527	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Growth Expansion
Purpose of loan:
This loan will be used to build inventory of our unique Tsunami Water Screen System, a video projection screen created entirely in a cascade of free-falling water droplets.

My financial situation:
I am a good candidate for this loan because we are increasing production to meet demand in this rapidly growing market.

Monthly net income: $2,600.00

Monthly expenses: $
??Housing: $1,000 ???
??Insurance: $100 ????
??Car expenses: $0.00
??Utilities: $400
??Phone, cable, internet: $240
??Food, entertainment: $320
??Clothing, household expenses $100
??Credit cards and other loans: $0.00
??Other expenses: $0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423683
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$74.33

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	20.06%
Lender servicing fee:	1.00%	Estimated return:	-1.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1985	Debt/Income ratio:	17%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	7	Total credit lines:	34	Length of status:	2y 7m
Amount delinquent:	$6,670	Revolving credit balance:	$1,863	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	18	Homeownership:	No
Inquiries last 6m:	0
Screen name:	catzeye50	Borrower's state:	California	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	600-620 (Latest)
Principal borrowed:	$5,300.00	< mo. late:	0 ( 0% )	600-620 (Jul-2007)
Principal balance:	$2,168.25	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Emergency Auto Repair
Purpose of loan:
This loan will be used to repair my 2004 VW Passat

My financial situation:I I am employed full time as a mammography technologist>
I am a good candidate for this loan because I have been consistent with my present Prosper Loan for the past 2 years. I have a steady income and will repay the new loan as consistently.

Monthly net income: $ 4,000

Monthly expenses: $
??Housing: $ 995
??Insurance: $ 95.00
??Car expenses: $ 600.00 including payment to VW Credit
??Utilities: $ 70.00
??Phone, cable, internet: $ 230.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 700.00 including Prosper loan
??Other expenses: $ Student loan payments of $367.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423697
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1998	Debt/Income ratio:	14%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,209	Occupation:	Professor
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	6
Screen name:	blue-brilliant-kindness	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Making it safe for my children
Purpose of loan:
This loan will be used to fix the water problem in my home that if not corrected can cause mold and other problems for me and my three children.

My financial situation:
I am a good candidate for this loan because I am a full time employee and have been with my company a number of years. I am very adamit about paying my bills on time.

Monthly net income: $ 1581.00

Monthly expenses: $ 2500.00
??Housing: $?
??Insurance: $
??Car expenses: $?
??Utilities: $?
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423703
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$75.41

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1985	Debt/Income ratio:	23%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$4,402	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	0
Screen name:	TexVend	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	680-700 (Latest)
Principal borrowed:	$1,499.00	< mo. late:	0 ( 0% )	620-640 (Feb-2008) 620-640 (Dec-2007) 680-700 (May-2007)
Principal balance:	$439.77	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
Help Me Grow My Vending Business
Purpose of loan:
I have an existing Prosper loan for this same purpose.? See http://www.prosper.com/lend/listing.aspx?listingID=134003 for more info.? I have had this loan for more than 2 years and am always current. Once again, I intend to use this Prosper loan to increase the number of vending machines and product.? This is a viable business that works well for me and I have proven that I can make a good business out of it.? I just want to grow bigger than I am already.? I have had this business for 4 years now and will be in this business for many years to come.? In 2007 when I got my first prosper loan, the business grossed $3500 for the year.? 2008 saw it at $5200, and this year to date is already at $6000 gross.

My plan for the money includes the purchase of new equpipment; 24 small toy vending machines and enough toy product to fill them for 2 service cycles.? Based on my existing income from similar machines, I expect to receive about $30 a month gross from each machine.

My financial situation:
All of my other accounts are, and have always been up-to date. I keep my business accounts separate from my personal accounts, and I reinvest 100% of the profits back into the business.? Tax records can be provided on request.? My business currently enjoys an income of over $550 a month gross, and even with the previous Prosper loan payment, it can pay for a new Prosper loan with ease.

Monthly net income: $7,000 (From my JOB ONLY, not from the Vending business) but it does include my wife's income and child support.? I pay $600 a month for child support, but that comes off the gross, not the net shown above.? So the $7000 is with the child support already removed.? We have a 4 kids so the household and grocery expenses are kinda high.?

The delinquencies you see are from when I almost lost my house.? I was fortunate enough to sell my house before going to foreclosure.? This occured 2 years ago.

Monthly expenses: $5800
Housing: $ 1,300 rent
Insurance: $220 - 3 drivers
Car expenses: $780 (2 vehicles).? One care will be paid off in 6 months.
Gas: $250
Utilities: $450
Phone: $200 (6 phone family plan)?
cable, internet: $75?
Food, entertainment: $700
Clothing, household expenses $1200
Credit cards and other loans:
?3 loans,?4 CC's???
Loan #1: $240.00/mo
Loan #2: $212.00/mo
Loan #3: $ 50.00/mo <-previous prosper loan will end in 6 months.
CC #1:?? $100.00/mo
CC #2:?? $ 30.00/mo
CC #3:?? $ 15.00/mo
CC #4:?? $ 15.00/mo
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423743
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,700.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.75%	Starting borrower rate/APR:	23.75% / 26.04%	Starting monthly payment:	$261.98

Auction yield range:	8.18% - 22.75%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1999	Debt/Income ratio:	10%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	6y 5m
Amount delinquent:	$0	Revolving credit balance:	$6,455	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	openness-accord	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Simple Credit Card Consolidation
Purpose of loan:
This loan will be used to pay off four credit cards that have high interest rates.? Here are their balances / limits:
? Chase :: 3,100 / 3,500
? Orchard Bank :: $1,400 / 1,700
? Express :: 775 / 1,350
? Lowes :: 1,400 / 3,700

My goal is to pay them off and not use them anymore, then start saving for a down payment on a house.

My financial situation:
I am a good candidate for this loan because I am a responsible, educated individual with extremely high moral standards.? I've never quit anything and I'll never turn my back on a commitment.? I'm honest, reliable, motivated and have a very positive outlook on my financial future.? I've had the same stable, great paying job since April 2003.

Monthly net income: $5,000

Monthly expenses: about $1,600
? Housing: $450
? Car Insurance: $50
? Car expenses: $160
? Utilities: $100
? Food, entertainment: $450
? Household expenses $50
? Credit cards: $235 (this will go away and be replaced by this loan payment)
? Student loans: $85
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423755
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$91.64

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1989	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	0 / 0	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	15	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	silver-pumpkin	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HELP Middle Class American Family
Purpose of loan:
This loan will be used to help a middle-class family catch-up on bills, stay afloat.
We?have fallen behind on utility bills,?want to eliminate?late fees,?remain current. I don't have to tell you what poor shape the nation's economy is in.
We did debt consolidation for our credit cards, cut them up (literally). Banks won't give personal loans anymore unless your credit is absolutely perfect. Chase (who, we the people, bailed out) has stopped giving personal loans entirely.
I will be married 18 years in October, we had difficulty having children, we now have 2 beautiful girls ages 2 and 4. Our 4 year old is starting school in September, need supplies, clothes.
We just need this extra money to get back in shape, it?s tough out there.

My financial situation:
I am a good candidate for this loan because my husband is a hard working Civil Servant (21 years on the job). I do some babysitting here and there for neighbors, friends. We are honest people; own our own home (6 years). Both born and raised and still live in the Bronx.

Monthly net income: $ 4000

Monthly expenses:
Housing: $ 2000??
Insurance: $ 100??
Car expenses: $ 50??
Utilities: $ 100??
Phone, cable, internet: $ 100??
Food, entertainment: $ 300??
Clothing, household expenses $ 50??
Credit cards and other loans: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423761
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-2001	Debt/Income ratio:	33%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,855	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	jameswmooreiii	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Closing Cost For A Home!
Purpose of loan:
I have been renting a home for years and the owner recently offered to sell the home to me. He would like to sell me the home for $25,000. I would like to take advantage of the First Time Home Buyer Government Grant for $8000. This grant ends Nov 30 of this year.?The problem is in the state of Louisiana they do not allocate any of the money to closing cost. I would like to take a loan to cover this amount and have it payed off in 12-15 months. Giving that a 15 year mortgage on 25K is going to be around 180-230 a month, I don't see any problems in double up on this loan and?getting it paid in a progressive time.

My financial situation:
I know my debt to income is a little high. But I will have all my debt paid in full by Jan. Saving 750 a month less any loan from here.
Monthly net income: $
2480
Monthly expenses: $
??Housing: $?250?buying home, finance note will be less
??Insurance: $ 110
??Car expenses: $ 340 - Paid in full in Jan?2010
??Utilities: $ 80 - lights, 15 -?gas
??Phone, cable, internet: $?60 -?phone/internet
??Food, entertainment: $ 300 - general?
??Clothing, household expenses $?50
??Credit cards and other loans: $ 300 most payed off?by Jan.
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423785
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1992	Debt/Income ratio:	79%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	52	Length of status:	6y 1m
Amount delinquent:	$2,514	Revolving credit balance:	$38,550	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	undaunted-bill	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I am going to settle with BOA 14000
Purpose of loan:
Settle with BOA on 35000 loan for 14000?
My financial situation:
I am a good candidate for this loan because??I have always had good credit up until the last few months?? My husband lost his job for a few months.? He has new job but took 17000 cut yearly.? We are going to settle on both loans with BOA.? We are going to pay off all our small unsecured loans next month.? Please help us.? We are good people and we have always paid faithfully in the past.? We have paid many loans off in full.? Thank you
Monthly net income: $ 4800

Monthly expenses: $
??Housing: $ 457
??Insurance: $ 203
??Car expenses: $ 550
??Utilities: $ 200
??Phone, cable, internet: $ 169
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 198
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423791
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,750.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$124.40

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1982	Debt/Income ratio:	31%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	45	Length of status:	13y 3m
Amount delinquent:	$3,715	Revolving credit balance:	$9,770	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	8
Screen name:	gman5150	Borrower's state:	California	Borrower's group:	Brighter Financial Future
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,601.00	< mo. late:	0 ( 0% )	600-620 (May-2009) 600-620 (Nov-2007) 560-580 (Jul-2007) 560-580 (Jun-2007)
Principal balance:	$1,299.93	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Pay Off Prosper Loan & Credit Cards
Purpose of loan:
I want to consolidate my previous prosper loan and credit cards, so?I?can afford an engagment?ring.?

I currently have a Prosper loan?and some credit cards?i want to consolidate together.??I have had no?late payments with my prosper account in the past and wish to pay my previous?Prosper?Loan and add some low?balance credit cards.?? My credit score overall has improved sense my previous loan.?? Since my last loan i payed off 2 credit cards, a payday loan with an interest rate of 39% and my auto loan of $500 a month.??

Monthly net income: $ 4,535
Monthly expenses: $???
Housing: $?300??
Insurance: $ 143????
Utilities: $ 105??
Phone, cable, internet: $ 100???
Food, entertainment: $ 200??
Clothing, household expenses $ 75??
Credit cards and other loans: $ 250??
Child Support: $?500?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423803
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.08%	Starting borrower rate/APR:	9.08% / 12.62%	Starting monthly payment:	$31.84

Auction yield range:	3.18% - 8.08%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1994	Debt/Income ratio:	21%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	4 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	freedom3	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 4	On-time:	27 ( 93% )	760-780 (Latest)
Principal borrowed:	$25,996.00	< mo. late:	2 ( 7% )	680-700 (Feb-2008) 700-720 (May-2007) 760-780 (Jan-2007) 700-720 (Nov-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Reinvest in Prosper
The proceeds from this loan will be reinvested into prosper loans.? The monthly payments for this loan will be paid by reinvested loans.? If a loan defaults, I will pay the monthly payment out of my own pocket.

Monthly net income: $3300

Monthly expenses: $2085
??Housing: $680
? Loan: $700
??Cable: $45
? Electricity: $90
??Phone: $20
??Food: $300
??Clothing: $50
??Credit cards: $200

This leaves $1215 per month to pay back the loan.

I understand the importance of monthly cashflow.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423833
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$144.97

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-2005	Debt/Income ratio:	50%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	10 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,058	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	keen-loan	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
food and emergencies
Purpose of loan: food and emergencies
This loan will be used to?

My financial situation: i pay my bills on time evey month
I am a good candidate for this loan because?

Monthly net income: $ 700+tips

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 105
??Car expenses: $ 294
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 10
??Clothing, household expenses $ 10
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423839
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,900.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$85.95

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1984	Debt/Income ratio:	10%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	26	Length of status:	3y 8m
Amount delinquent:	$13,321	Revolving credit balance:	$602	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	35	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	archmom1	Borrower's state:	Missouri	Borrower's group:	Perfect Payment History Borrowers
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	50 ( 100% )	700-720 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	660-680 (May-2008) 660-680 (Sep-2006)
Principal balance:	$2,651.16	1+ mo. late:	0 ( 0% )
Total payments billed:	50
Description
Home Improvement
We would like to replace the windows in our home. The current windows are the 1945 originals, single pane w/ separate storm windows. We require (19) and have been offered a window that will qualify for the new 2009 Energy Efficient tax credit. We shopped for bids and found our best option at $3560 installed.The company we would like to use does not offer financing, so we would like to put $1660 toward the purchase and borrow the remainder.

I have included our income and expenses below to show we would have no problem covering our prosper payment. We have a long history with Prosper and have a perfect payment history with all our Prosper obligations. Please forward any questions or requests for additional information you may have.Thanks

Net Monthly Income........................ $4300

Expenses
Mortgage ..................................... ( $1434)
Utilities......................................... ( $ 350)
School Tuition............................... ( $ 810)
Food ........................................... ( $ 400)
Insurance..................................... ( $ 150)
Loan (both Prosper)......................? ( $ 235)
Misc. .........................................? ( $ 300)

We own both of our vehicles outright.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423845
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,250.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.30%	Starting monthly payment:	$56.55

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	11 / 9	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	32	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,855	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	41%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	wise-charming-p2ploan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Debt Consolidation
Purpose of loan:
This loan will be used to? consolidate my credit card debt into one loan.

My financial situation:
I am a good candidate for this loan because? I have a solid credit history reflecting the responsible way in which I manage my finances (740-760 Fico).?I currently have a 4.25% interest rate on my home so the debt service is very low but my? credit card rate is very high. I am a loan officer for a? mortgage company and work for them as an independent contractor. I receive 1099s at the?end of the year and would be happy to furnish tax returns to prove my income. I? am a certified mortgage planing specialist with the Certified Mortgage Planning Specialist Institute - www.cmpsinstitute.org.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423851
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$215.61

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1995	Debt/Income ratio:	14%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$18,177	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	impressive-compassion	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off a credit card
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423869
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$92.67

Auction yield range:	17.18% - 25.00%	Estimated loss impact:	26.44%
Lender servicing fee:	1.00%	Estimated return:	-1.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-2000	Debt/Income ratio:	Not calculated
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$23,718	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	102%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	sniperwood	Borrower's state:	Minnesota	Borrower's group:	BuildingTree
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Jun-2007)
Principal balance:	$328.10	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Starting my own business!!!
Purpose of loan:
I am going to use this loan to help me start my own business.

My financial situation:
I am a good candidate for this loan because when I start my new busines I will be able to start this business fast and pay off this loan fast.

Monthly net income: $ 3300

Monthly expenses: $
??Housing: $ 1280
??Insurance: $ 150
??Car expenses: $ 150
??Utilities: $ 75
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100
??Clothing, household expenses $ 0????
??Credit cards and other loans: $ 250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423881
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,536.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.92%	Starting monthly payment:	$63.02

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1991	Debt/Income ratio:	21%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	8 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$482	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	51	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	finishing_up	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 64% )	680-700 (Latest)
Principal borrowed:	$4,999.00	< mo. late:	4 ( 36% )	640-660 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Need to pay off old student account

******I DO NOT KNOW WHY MY CREDIT RATING IS A D WHEN I JUST CHECKED IT THE OTHER DAY WITH EXPERIAN AND I HAD A SCORE OF 746.? ALL MY ACCOUNTS HAVE BEEN UP TO DATE AND I HAVE PAID ON TIME.? THE ONLY THING I THINK OF IS A RECENT LOAN I TOOK OUT?FOR HOME IMPROVEMENT PURPOSES WHICH IS SHOWING UP AS RECENT CREDIT.? ANY THING ELSE MAY BE REALLY, REALLY OLD DELINQUENCIES THAT HAVE SINCE BEEN TAKEN CARE OF AND I HAVE BEEN WORKING ON MY CREDIT SINCE 2006.? LIKE I SAID I HAVE TAKEN A PROSPER LOAN BEFORE. PLEASE STILL CONSIDER ME. I WILL BE HAPPY TO ANSWER ANY QUESTIONS.??THE INQUIRY IS ON MY CREDIT REPORT NOW, I MIGHT AS WELL GO THROUGH WITH THE PROCESS.? ALSO, I DO NOT HAVE 35 CREDIT LINES. I HAVE NO IDEA WHAT THAT IS ABOUT.*******

Purpose of loan:
This loan will be used to pay an outstanding balance on my account at school. I have to take care of this in order to register for the internship and obtain my transcript.? I had planned to pay it off previously this summer, but the credit line I had that I planned to use was cut without notice or warning because the bank was going under. (HSBC Beneficial).? I am not a new and young student--in case that may concern some.? I am 36 years old and already have one Master's Degree. I took these additional courses in order to obtain licensure in School Counseling.? I am going into my 4th year as a school counselor. However, I have a provisional license and my continued employment is based on making sure that the required coursework is taken care of each school year. I only have my internship left and my job can count as my internship, but I still have to register and pay for it.? And in order to register, my account has to be up to date.? They are willing to work with me on a payment plan and I could pay the school in installments, however they will not allow me to register or issue transcripts if I still have an outstanding balance.? If I do not do the internship in the spring, I cannot keep my job for the next school year.

My financial situation:
I am a good candidate for this loan because I am a returning customer.? I paid off my last loan in less than a year.? My credit has improved.?

Monthly?Net Income:? 2300.00 (This?is only my income and does not count my spouses income)
Student Loans that you may notice are currently deferred.?

Monthly expenses: $
??Housing: $ Spouse Pays
??Insurance: $?125.00
??Car expenses: $ No Car Payment!
??Utilities: $ 150.00
??Phone, cable, internet: $ 86.00 (We?only have a cell phone--no internet at home, nor cable, nor landline)
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 250.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423893
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,155.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	11.79%	Starting borrower rate/APR:	12.79% / 14.93%	Starting monthly payment:	$173.17

Auction yield range:	8.18% - 11.79%	Estimated loss impact:	8.25%
Lender servicing fee:	1.00%	Estimated return:	3.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1987	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	17	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$81,628	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	lovely-leverage	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Knock out some high interest debt
Purpose of loan:
This loan will be used to take down some high interest rate debt that I currently have so that I can all of my debt paid off faster, and at a lower rate.

My financial situation:
I currently have more than enough in savings and investments to cover this loan, but I really do not want to have to liquidate those funds all at once, especially since the financial markets are finally recovering.? I own my home outright.? I am currently a student, but have also recently started a small online shop that will be paying dividends soon.? (Overhead of the shop is <$20 a month, so it has not been tons of money into a dark hole while it has been in start up mode.)? My income from my savings and investments is covering my month to month expenses, but this loan will enable me to reduce my monthly expenses through a lower interest rate.

All of my accounts are in good standing, and my Experian score as of today is 718.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417274
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-2006	Debt/Income ratio:	31%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,751	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	jednhec	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	620-640 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	600-620 (May-2008)
Principal balance:	$2,844.40	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Engagement Ring School Expenses
Purpose of loan:
This loan will be used to buy my g/f her engagement ring.....and to pay for my books for school...

My financial situation:
I am a good candidate for this loan because? by looking at my credit history i have never had not even one late payment and no overlimits i have maintained good credit and also am a very responsible person for my age.... i work for a bank as a csr and will soon be eligible for a promotion to loan officer... i graduate in dec. with my bachleors in accounting.....and will more than likely double my salary.....my g/f graduates in dec also with her bachleors in english and is going to teach 11th grade english I have the money in savings to buy this ring I just love having my cushion and with christmas coming up i need to keep it there....also look at my?current?prosper loan current for 14 months need i say more? o yea just payed off a $7500 loan with bancorpsouth in August...that was $340 a month...

Monthly net income: $? 1200

Monthly expenses: $?675.00
??Housing: $??
??Insurance:$?75.00
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $?0.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $?450.
??Other expenses: $ 50 gas
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418568
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$274.92

Auction yield range:	11.18% - 18.00%	Estimated loss impact:	10.42%
Lender servicing fee:	1.00%	Estimated return:	7.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-2000	Debt/Income ratio:	37%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$19,319	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	affluence-wahoo	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Debt
Purpose of loan:
This loan will be used to? consolidate debt

My financial situation:
I am a good candidate for this loan because? i have a great payment history and I always pay more than the minimum

Monthly net income: $ 2850

Monthly expenses: $
??Housing: $ 350
??Insurance: $ 95
??Car expenses: $ 460
??Utilities: $ 25
??Phone, cable, internet: $ 20
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 525
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421224
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1980	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	2 / 4	Employment status:	Self-employed
Now delinquent:	5	Total credit lines:	28	Length of status:	15y 6m
Amount delinquent:	$16,684	Revolving credit balance:	$47,459	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	1mom1son	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,001.00	< mo. late:	0 ( 0% )	640-660 (Jan-2008) 640-660 (Aug-2007)
Principal balance:	$1,782.77	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Paying for Son's College
Purpose of loan:
This loan will be used to? help pay for my son's 2009/2010 college tuition.

My financial situation:
I am a good candidate for this loan because?
I have made all payments on my first loan on-time.? My son and I will both be responsible for re-paying this loan.

Monthly net income: $ 4250.00

Monthly expenses: $
??Housing: $ 1784.00
??Insurance: $ 121.00
??Car expenses:?
??Utilities: $ 175.00
??Phone, cable, internet: $ 100.00?
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 250.00?
??Credit cards and other loans: $ 450.00
??Other expenses: $ 275.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421794
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.10%	Starting borrower rate/APR:	11.10% / 13.22%	Starting monthly payment:	$137.70

Auction yield range:	4.18% - 10.10%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1998	Debt/Income ratio:	6%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$8,777	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	silver-breeze3	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off ratejacked cards
Purpose of loan:
This loan will be used to pay off my credit cards that have jumped to high interest rates.

My financial situation:
I am a good candidate for this loan because I've been budgeting carefully over the last 3 years and have paid off over $8000 in credit card debt. However, my final stretch just got much harder because my interest rates doubled recently.? I have a stable career working with computers that pays well, and is fulfilling.? The bulk of the debt was from bad decisions about co-signing an educational loan which was rather large, and which I ended of having to pay off myself.

Monthly net income: $ 3200

Monthly expenses: $ 2260
??Housing: $ 500?
??Insurance: $ 280
??Car expenses: $ none, I have paid the car off.
??Utilities: $ 180
??Phone, cable, internet: $ 200
??Food, entertainment: $ 500
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 250
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422570
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	18.30%	Starting borrower rate/APR:	19.30% / 21.53%	Starting monthly payment:	$276.06

Auction yield range:	17.18% - 18.30%	Estimated loss impact:	20.02%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1988	Debt/Income ratio:	31%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$9,852	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	0
Screen name:	starwrx	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	620-640 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	620-640 (Apr-2008)
Principal balance:	$4,292.48	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Paying off debt
Purpose of loan:
This loan will be used to?pay off debt and get me back on? track in life. The road I have had to travel as of late has been a rough one and I am looking forward to making that path a bit smoother.

My financial situation:
I am a good candidate for this loan because? I have always fulfilled my financial obligations until my ex decided to throw me some curves that caused that path to become broken. Now I am recovered and on my way but need just a little help to complete this process. Paying my creditors is my #1 obligation.

Monthly net income: $ 1,700

Monthly expenses: $
??Housing: $ 400.
??Insurance: $ 44.
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $500.
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423414
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$916.40

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1972	Debt/Income ratio:	29%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	11y 3m
Amount delinquent:	$0	Revolving credit balance:	$296,112	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	pound-hunter	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Product for next run
Purpose of loan:
This loan will be used to help with the next run for my food company.? We are currently in big retail chains and just need help getting to the next level.

My financial situation:
I am a good candidate for this loan because i have good credit.? I have a full time job.? I have been employeed by the same company for over 10 years.
I have assets that are not liquid at this time.? Any help would be appreciated.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423420
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	24.02%	Starting borrower rate/APR:	25.02% / 27.33%	Starting monthly payment:	$198.85

Auction yield range:	8.18% - 24.02%	Estimated loss impact:	8.57%
Lender servicing fee:	1.00%	Estimated return:	15.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1990	Debt/Income ratio:	27%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$11,101	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	LunaBlue38	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off two credit cards
Purpose of loan:
I have two credit cards I would like to consolidate and pay off.? They are the last two unsecured debts I have.? My family's ultimate goal is to move to a new house and given the current economy, I want to present the best financial picture when we ultimately apply for a new home loan.? We have been home owners for 13 years and have an excellent payment history.? We really just need to get rid of these last two cards and I am confident I will pay the prosper loan faithfully.

My financial situation:
I am a good candidate for this loan because our incentive to move to a new house fuels us everyday to do our best.? Additionally, my payment history is very good but I need to lower my debt to income ratio so that it is reflected in my overall credit score.? I see Prosper as a way to do this instead of continuing to pay on the cards with little progress due to fees and finance charges.? We are long time homeowners (13 years) and our job security and payment history are very good.?? I want to lower my debt to income ratio by paying off these cards as well as selling a vehicle I have. After I sell the vehicle and use that surplus toward the debt, I will still need roughly 5,000 to pay them off.? Thank you in advance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423432
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-2007	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	6	Length of status:	1y 3m
Amount delinquent:	$114	Revolving credit balance:	$188	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	repayment-artist	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a car for the family
Purpose of loan:
This loan will be used to purchase a vehicle for my family, my wife is pregnant and we need a new car

My financial situation:
I am financially stable, i have good credit, but it's pretty new (1 year), and for some reason i can't an auto loan by myself. My debt to income ratio is about 10%. I want to use a loan to purchase the vehicle instead of cash because the cash can be used to invest and get some ROI.

Monthly net income: $ 4900

Monthly expenses: $
??Housing: $ 830
??Insurance: $ 49
??Car expenses: $ 120
??Utilities: $ 50
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423438
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$215.61

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1998	Debt/Income ratio:	89%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$62,094	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	jasjeje	Borrower's state:	Ohio	Borrower's group:	Veteran Financial
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Hi, Just need to pay some bills :)
Purpose of loan:
Debt Consolidation

My financial situation:
Excellent payment history.
My wife passed here test in August 2009 and she's now a registered nurse...yipee!!!
Prosper scores?us a 9 out of 10...10 being best.

Monthly net income: $ 6,000 (will be $10,000?in late Sept 2009)

Monthly expenses: $ 5,000
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423444
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 31.98%	Starting monthly payment:	$41.36

Auction yield range:	8.18% - 27.00%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1999	Debt/Income ratio:	12%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	8y 8m
Amount delinquent:	$0	Revolving credit balance:	$4,859	Occupation:	Executive
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	thrilling-exchange	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Medical Bills
Purpose of loan:
This loan will be used to?pay off a few medical bills I have outstanding. I've been working hard to improve my credit and I don't want these to go to a collection agency before I can get them paid.?

My financial situation:
I am a good candidate for this loan because although I have faced economic hardship in the past due to medical issues of my youngest daughter, we have been able to regain control of our finances. We have since purchased a home and car, both of which have never been late. I have zero credit card debt now and only two small loans.? I have been working hard to improve my credit score, which continues to increase each month. On a personal note, I am pursuing my MBA in Healthcare Administration and plan to go on and obtain my Juris Doctorate where I would like to live and work in D.C. someday. My wife currently works with Alzheimer patients and will graduate nursing school in December. We are raising three lovely daughters and one small pooch.

Monthly net income: $3700

Monthly expenses: $2316
??Housing: $922
??Insurance: $189
??Car expenses: $500 (wife's employment covers this cost as I have a company car)
??Utilities: $100
??Phone, cable, internet: $65
??Food, entertainment: $250
??Clothing, household expenses $40
??Credit cards and other loans: $250
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423450
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$434.91

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1997	Debt/Income ratio:	32%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$20,439	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ingenious-dime	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off my credit cards.

My financial situation:
I am a good candidate for this loan because I have a very secure job and have paid off several loans in the past including a personal loan that I used to get braces, and a car loan. I am also about 6 months from paying off my second car loan. I have also paid my mortgage on time every month since getting my condo 4 years ago. I can afford to continue paying high interest rates on my credit cards for the next 5 years to get them paid off, but I would much rather pay a lower interest rate directly to another person who can use that money vs. paying to the huge banks that raise the rates on their customers to make up for their mistakes.

I hope that some people choose to fund this loan, because I really don't want to pay any more money to credit card companies.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423454
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.98%	Starting borrower rate/APR:	16.98% / 19.18%	Starting monthly payment:	$196.04

Auction yield range:	6.18% - 15.98%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-2006	Debt/Income ratio:	14%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$10,873	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	five-star-deal7	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
I will be using this Prosper loan to pay off my fiance??s engagement/wedding ring and a home improvement loan used to repair a drainage issue at my home. I would be a good candidate for this loan?because I have a great payment history with all of my accounts.?This Prosper loan will be used to combine two higher interest credit cards I am presently making payments to as opposed to incurring another debt. That being said, I?know I will be?more than able to pay this note?every month without?issue.

Thank you very much for your time and consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423456
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,301.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.16%	Starting monthly payment:	$58.85

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-2008	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,871	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	cognizant-repayment	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423462
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$513.18

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1990	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	12y 3m
Amount delinquent:	$0	Revolving credit balance:	$141,700	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$0
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	annarose	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Daughters hospital bill
Purpose of loan:
This loan will be used to? pay for my daughters hospital bill.?She?was in the hospital with pneumonia?for 3 days and her bill was 15,000. We really need help paying this bill because we are really struggling financially right now.

My financial situation:
I am a good candidate for this loan because?I have never missed or been late on a payment my whole life and I have very good credit.

Monthly net income: $ 6,500 Monthly expenses: $?

??Housing: $ 3500
??Insurance: $ 300
??Car expenses: $ 0
??Utilities: $ 300
??Phone, cable, internet: $ 125
??Food, entertainment: $?300??Clothing, household expenses $?200??Credit cards and other loans: $ 250
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423480
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$849.03

Auction yield range:	17.18% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1989	Debt/Income ratio:	46%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	9y 0m
Amount delinquent:	$0	Revolving credit balance:	$23,398	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	tolerant-silver5	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Hi,
I am planning on using this loan to pay off high interest credit cards that I have acquired over several years due to major college expenses, kids tuitions and balance transfers. I have a credit card that the balance is 12,000 with a 28% interest rate, another one that is 6,000 with also a high interest rate and smaller debt that I would like to eliminate. Even though my credit score is consider high risk if you were to look at my credit report most of the late payments were several years ago and we have done our best with this economic to stay current with our debt. We had to recently remove our children from a school that they loved to another school because unfortunately we could not keep up with the tuition. I am a hard working adult that wants the best education for my children but at this point would like to start saving for their college and unfortunately this debt does not leave me any free income to do so. Thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423486
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$94.19

Auction yield range:	11.18% - 20.00%	Estimated loss impact:	10.48%
Lender servicing fee:	1.00%	Estimated return:	9.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1989	Debt/Income ratio:	141%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	6y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,852	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$1-$24,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ginaleza	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008)
Principal balance:	$4,366.04	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Paying off a credit card
Purpose of loan:
This is my second loan with Prosper and I thank all that funded the first. That loan paid off a very high interest maxed out credit card. This loan will be used for 3 specific things that will help me attain financial freedom. With this loan I will be able to pay off two more high interest credit cards that are no larger than $500 each but they keep me on a treadmill that I no longer want to be on. The third part of this loan will help me give my grandfather a birthday celebration he deserves. He will be turning 95 on December 6. It will be a small celebration but a very well deserved one. After all it is for him? and my daughter that I work so hard for. And it is to secure my daughters future that I am ridding myself of debt. In the long run I prefer paying prosper back than the credit card companies.

My financial situation:
I am a good candidate for this loan because I am?becoming financially free and have many resources for an income as a teacher in the non-profit sector. As a visual artists I am in need to expand the minds of our children, connect with artists, collaborate, and create exhibitions that make art accessable to all. Due to more collaborations with organizations my talents have been well used. I am already working for two different?schools.?I dedicate my talents to the community and place my family as priority so my time is divided but devoted to them. Part time work allows for flexibility of time more than consistency in money and that is important to me because i care take for two?of my elders over the age of 90.?However, with an MFA under my belt my time when paid for is wonderful.
Monthly net income: $?850.00 without considering child support

Monthly expenses: $?800.00
??Housing: $?0.00
? Prosper loan listed
??Insurance: $ 60.00 life insurance?I am on medicaid for health insurance?
??Car expenses: $?150.00 gas and insurance? -all approximations rounded up per month
??Utilities: $?150.00
??Food, entertainment: $ food stamps
? household expenses $?70.00
??Credit cards and other loans: $ 170.00 for all per month at the lowest payment
??Other expenses: $ 50.00 art supplies not a monthly expense
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423492
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,650.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$268.95

Auction yield range:	4.18% - 15.00%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	12.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1997	Debt/Income ratio:	76%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$58,383	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	JCJanko	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	28 ( 100% )	700-720 (Latest)
Principal borrowed:	$40,000.00	< mo. late:	0 ( 0% )	740-760 (Jul-2007) 620-640 (Feb-2007)
Principal balance:	$5,207.19	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Pay Down More Revolving Debt
I apologize for my last listing. I just left the rate at what was recommended by Prosper when I should have raised it considerably. I also did not want to tie up the bidders' money on my listing any longer?as it didn't look good for funding fully.

Here's a quick summary of my first two loans for those who don't have time to go back:
-Got sick while in college and ran up debt for doctor visits and procedures
-After getting healthy started working in collections
-Have now worked at State Farm corporate headquarters for almost five years
-Got first loan and organized debts, decreased APR's, refinanced home
-Got second loan to pay off the first to decrease payment amount and APR
-Have been paying down debt ever since

As you can see, since my last loan I have paid down a great deal of debt. Now that banks are raising rates to astronomical numbers, I feel it would be best if I converted some more of that debt into a fixed interest loan. My situation is nearly exactly the same as my last loan with a few exceptions:

-Less debt
-Increase salary
-Much lower APR's on revolving debt
-I am now back in school while working FT
-I have a $1500 money market account for an emergency

Most of my debt right now is at a fixed rate because I took advantage of some balance transfer offers (for the life of the loan) knowing that rates would rise, so this will cut into the remaining. This will pay off one credit card at 23% APR (just got jacked up for no negative reason). The average APR of my debts now is about 8%. I want to keep it around 10%.

For reference, I am NOT paying off my current loan with this one. I may be paying it off with my tax refund at earliest.

Feel free to ask any questions, but that should cover it!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423504
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.41%	Starting monthly payment:	$239.55

Auction yield range:	17.18% - 31.00%	Estimated loss impact:	36.32%
Lender servicing fee:	1.00%	Estimated return:	-5.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1998	Debt/Income ratio:	26%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	15y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,878	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	7
Screen name:	queenfela	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	560-580 (Jul-2008)
Principal balance:	$909.15	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Pay high interest credit cards
Purpose of loan:
This loan will be used to pay off some credit cards with high interest.?

My financial situation:
This loan will be used to?payoff?high interest credit cards.? I am working hard to bring down the amount I owe on my credit cards but the completx interest rates makes this a very long and hard process. This loan will help by lowering the amount of interest that I am currently paying and will increase my cash?flow? by approximately $500 per each month and this extra money can be used to pay off other credit,?bills and medical expenses.??

I have been on time with all of my payments and I am scheduled to pay off my current Prosper loan 9-10 months early.? I have?raised my credit score by over sixty points and?have also?brought down my credit balances from $12,000 to $7,000.??

I have worked consistently and continuously for the past 25 years, fourteen of them at my current job (Company merged 3 years ago).?

I believe in keeping my?commitments (financial and other) that I make?and I have especially?honored the one that has been financed by regular folks.I am trying to move forward.? Please help me achieve this.? The loan payments would be auto deducted from my checking account .? Please consider me.?Thank you. ??

Monthly net income: $ 3172

Monthly expenses: $
??Housing: $ 400
??Insurance: $
??Car expenses: $?
??Utilities: $ 200
??Phone, cable, internet: $ 185
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses ( support to mom): $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423510
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	24.68%	Starting borrower rate/APR:	25.68% / 28.00%	Starting monthly payment:	$401.20

Auction yield range:	8.18% - 24.68%	Estimated loss impact:	8.59%
Lender servicing fee:	1.00%	Estimated return:	16.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1992	Debt/Income ratio:	47%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$18,995	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	cms2783	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	700-720 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	700-720 (Jan-2008)
Principal balance:	$5,245.35	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Paying Off Grad School Loan
Purpose of loan:
This loan will be used to pay off my grad school loan. Currently I have a varible loan whish is at about 20% interest rate and would like to make it fixed. ?

My financial situation:
I am a good candidate for this loan because I have another loan with prosper and I have never missed a payment. I have actually paid off more of the loan than the required monthly payments. I have never missed a credit card, rent or other loan payment. I currently have a variable loan that I took out when I went to grad school. Since rates have been terrible, my loan is requiring that I pay about $650 a month for the last 6 months. Previously I was paying between $200 and $350 a month. This amount is too high. I am looking to lock in a rate and pay a lower monthly cost. I am just looking to be able to save some money each month!

Monthly net income: $ 2600

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 40
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 100
??Clothing, household expenses $?50
??Credit cards and other loans: $?750 plus the $650 student loan
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423516
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1988	Debt/Income ratio:	26%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	10 / 8	Employment status:	Retired
Now delinquent:	2	Total credit lines:	38	Length of status:	16y 5m
Amount delinquent:	$671	Revolving credit balance:	$6,727	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%
Delinquencies in last 7y:	20	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	booebon	Borrower's state:	Minnesota	Borrower's group:	Vets helping Vets
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards and debts
Purpose of loan:
This loan will be used to? pay off my high interest credit cards and loans.

My financial situation:
I am a good candidate for this loan because? once I am approved for this loan and pay off my credit cards, other expenses?and high interest loans, my remaining expenses will be $3051.? With a payment of approximately $580 to prosper, this would leave me $1669 a month remaining for savings and any emergencies that may occur.? My first priority will be to Prosper by repayment through electronic withdrawal from my checking account.

Monthly net income: $5300

Monthly expenses: $
??Housing: $ 1531
??Insurance: $ 160
??Car expenses: $ 250
??Utilities: $ 400
??Phone, cable, internet: $ 160
??Food, entertainment: $ 300
??Clothing, household expenses $ 250
??Credit cards and other loans: $?1316
??Other expenses: $ 600

TOTAL MONTHLY EXPENSES:? $4967
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423528
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$104.04

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-2005	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	well-mannered-platinum9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Saving my car from auction
Purpose of loan: Other
This loan will be used to redeem my long impounded car so I can sell it to an already willing buyer.

My financial situation: Not the best, but with my car to sell I'll be ready for monthly or immediate payback.
I am a good candidate for this loan because you'll receive full repayment, with predetermined interest, within 2 days. I'm in a desparate situation, but I have a late model car that they're willing to buy for a nice amount of cash on-spot. So repayment will be definite and quick.

Monthly net income: $2000

Monthly expenses: $1000
??Housing: $540
??Insurance: $0
??Car expenses: $0
??Utilities: $60
??Phone, cable, internet: $80
??Food, entertainment: $200
??Clothing, household expenses $
??Credit cards and other loans: $0
??Other expenses: $220
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423546
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$417.48

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1993	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	13	Length of status:	5y 3m
Amount delinquent:	$200	Revolving credit balance:	$10,260	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	pmcd712	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate
Purpose of loan:
Consolidate my bills into one payment

My financial situation:
I work full time...I would like to pay off?high interest debt I have and pay one payment with a lower interest rate.?

Monthly net income: $
2100.00...I make 14.00 an hour, so this could be a little more or less...I figured this at 37.5 hours a week.? I can work 40...I figure at a little less just in case I have to leave for Dr's appt or kids or any life situations.? I can send documentation (check stubs) but my W-2 varies each year.? My account only pays for a few bills that I have occurred, the groceries and other misc items...Bryan pays main bills.

Monthly expenses: $
??Housing: $ Bryan
??Insurance: $ Bryan
??Car expenses: $ 100.00
??Utilities: $ Bryan
??Phone, cable, internet: $ Bryan
??Food, entertainment:?600.00
??Clothing, household expenses $ 500.00
??Credit cards and other loans: $ 500.00
??Other expenses: $ Bryan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423564
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.40%	Starting borrower rate/APR:	19.40% / 21.63%	Starting monthly payment:	$276.44

Auction yield range:	17.18% - 18.40%	Estimated loss impact:	19.02%
Lender servicing fee:	1.00%	Estimated return:	-0.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1993	Debt/Income ratio:	12%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	21	Length of status:	2y 7m
Amount delinquent:	$693	Revolving credit balance:	$4,200	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	35%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	tamionceo	Borrower's state:	Connecticut	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fullfill State Contract
Purpose of loan:
This loan will be used to cover staffing expenses for a new state contract.
My business provides Compurer IT services to corporations and state government.We were just accepted into a business incubator program in New Britain, CT.We just signed a contract with the CT Judicial Branch to provide a payment gateway to the public to order legal transcripts.??

My financial situation:
I am a good candidate for this loan because I have established a good track record, since my divorce 5 years ago.

Monthly net income: $ 7,800 salary from business net profits of over $10K per month.

Monthly expenses: $
??Housing: $?600
??Insurance: $ 100
??Car expenses: $ 500
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 450
??Clothing, household expenses $ 80
??Credit cards and other loans: $ 0 - pay off each month.
??Other expenses: $ 0

Most of the funds used in my business will come from personal savings. This loan should be paid off in less than 1 year.
As you can see from above, there is plenty of cushion to pay off this loan.
Thank you in advance for your participation. You will not be let down.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423570
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$549.84

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1992	Debt/Income ratio:	39%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$43,970	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Snisky	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to?
Pay down debt.
My financial situation:
I am a good candidate for this loan because?
I own and operate my own established business.? Over the past 12 months, during the economic downturn, I have had to take on some debt in order to manage my business.? I would like to now consolidate that debt into one monthy location to better manage my business going forward.
Monthly net income: $
personal $5,500
business $100,000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423598
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.00%	Starting borrower rate/APR:	9.00% / 11.09%	Starting monthly payment:	$159.00

Auction yield range:	3.18% - 8.00%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-840 (Sep-2009)	Current / open credit lines:	4 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	11	Length of status:	13y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,337	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wise-balanced-moola	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fixing back yard
Purpose of loan:
This loan will be used to improve my day care business by building a child proof back yard.

My financial situation:
I am a good candidate for this loan because I do not have any debts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423602
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-2000	Debt/Income ratio:	23%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	9 / 2	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	21	Length of status:	7y 10m
Amount delinquent:	$587	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	UnworthyofHisGrace	Borrower's state:	Illinois	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,585.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 560-580 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
2nd Loan Never Late :) Autism Bills
Purpose of loan:I am wanting to pay off a card with a balance of $1534, I am taking some out of savings & need the rest to pay it off.? Most of it was a cash advance so the rate is 39% right now.?
My financial situation:I found myself in debt for various different reasons, mainly medical bills.? Our son is autistic, & it took us quite some time to figure that out.? We put several of our med. bills on ccs. Our son is great now, got him on a gluten-casein free diet, & he is progressing? very well, so no new bills, just trying to get rid of all of the old ones.? This will be my 2nd Prosper loan, which I was never late on the first one, & actually paid it off early! I've taken a 2nd job, so we can get out of debt earlier.? We were delinquent on our mortgage, but it is caught up now, this does not reflect on credit report yet.? We are working hard to pay everything we owe off, & have started saving, so this does not happen again.? Just would like a little help to get over this hump. Monthly net income: $? I now bring home $1740.00 a month.? I am married, and my husband brings home $2300 a month, he takes care of the majority of our expenses.? Monthly expenses: $ ??Housing: $ 404.00? ??Insurance: $ 230.00??Car expenses: $ 360.00??Utilities: $ 350.00??Phone, cable, internet: $ 120.00??Food, entertainment: $ 550.00 (gluten-casein free food in pricey!)??Clothing, household expenses $ 50.00??Credit cards and other loans: $ 480.00??Other expenses: $ Childcare~$400.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423610
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$80.67

Auction yield range:	8.18% - 9.00%	Estimated loss impact:	6.68%
Lender servicing fee:	1.00%	Estimated return:	2.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2006	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,618	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	the-greenback-surfer	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Last Semester College Tuition
Purpose of loan:
This loan will be used to cover my expenses for the last semester tuition payments and regular college expenses like books & school related expenses

My financial situation:
I am a good candidate for this loan as i am a graduating senior in my last semester so my prospects of getting a full-time job are more compared to other students entering or in middle of completion of their undergrad studies. As it is my last semester, any help would be greatly appreciated for completion of my career goals.

Monthly net income: $ 975-1200

Monthly expenses: $
??Housing: $ 0
??Insurance: $0
??Car expenses: $0
??Utilities: $ 0
??Phone, cable, internet: $ 60
??Food, entertainment: $ 40
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 100
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423616
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$126.66

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1998	Debt/Income ratio:	27%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	8y 6m
Amount delinquent:	$0	Revolving credit balance:	$410	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	20%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	11
Screen name:	surleyb3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	520-540 (Aug-2008) 540-560 (Jul-2008) 540-560 (Apr-2008) 540-560 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
2nd Listing - Debt Consolidation
I am seeking a second loan with prosper. I obtained a loan through prosper last year to help my son. I paid that loan off in a matter of 10-11 payments. I also cleaned up my credit tremendously by removing all the false information being reported from Identity Theft. A few months back I paid all of my credit cards and small loan off and that enabled me to gain better control of my finances. Although prosper grades me @ ?HR? my actual FICO is 698 with Experian as of 9/1/09 and that is due in part to the fact that I have inquiries stimulating from my husband and I shopping for a new home loan.

I am now turning to prosper one more time seeking a loan to help me get from under another loan obligation I took out in order to get my grandparents car repaired. I took the loan out for them because I was a better candidate for approval. The car repair was over $2000, so I obtained the loan for them from a place called Cash Call. My grandparents have agreed to pay the monthly note and have made one payment so far, but the APR for this loan is highway robbery. So since this loan is legally my responsibility, I would prefer to restructure the situation to make it more affordable for me to pay for it instead of them. This is because they are both on fixed incomes.

My current income and debt status is as follows;
I work part time and I?ve been with the same employer for over 8yrs, I receive SSDI, and I also receive child support. My net income is $2978.00 monthly. My monthly disbursement for general household and credit is approximately $900, and my husband takes care of the rest of the bills. This leaves me with more than enough income on a monthly basis to repay this loan if it is granted. There was doubt that my last loan would be granted and re-paid, but both theories were proven wrong. I ask the lenders at prosper to trust in me once again and enable me to keep my financial situation under control as well as help me to help my grandparents. Please feel free to ask me question. Thank you in advance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423622
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.38%	Starting borrower rate/APR:	32.38% / 34.79%	Starting monthly payment:	$328.24

Auction yield range:	11.18% - 31.38%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1995	Debt/Income ratio:	43%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	21y 4m
Amount delinquent:	$0	Revolving credit balance:	$22,030	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	btsjr61	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	660-680 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	660-680 (Jan-2008)
Principal balance:	$3,835.44	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Paying off High Line of Credit
Purpose of loan:
This loan will be used to? pay off a 2 high finance charged line fo credit, once paid off these accounts will be?closed as I will no longer have a need for them. Even at a higher interested rate that I have posted the payments will still be less than my current payments.

My financial situation:
I am a good candidate for this loan because? the monthly payments will fit into my monthy budget and get ride of the high line of credit charges. And if you look at my past history I have paid on time ALL of my debts.

Monthly net income: $ 3119.02

Monthly expenses: $?2141.12
??Housing: $
??Insurance: $ 99.00
??Car expenses: $ 430.13
??Utilities: 250.00
??Phone, cable, internet: $ 17.99
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 694.00
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423676
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1993	Debt/Income ratio:	24%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Retired
Now delinquent:	0	Total credit lines:	29	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$9,977	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	83%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	st59marys	Borrower's state:	Washington	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 94% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 6% )	600-620 (Apr-2008) 580-600 (Jan-2008)
Principal balance:	$1,231.03	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Pay medical bills of wife
Purpose of loan:
This loan will be used to? pay left over medical bills from my wife cancer.

My financial situation:
I am a good candidate for this loan because? I have always paid my billsand was taught you live up to your committments

Monthly net income: $ 3600

Monthly expenses: $
??Housing: $ 0????
??Insurance: $ 150????
??Car expenses: $ 125
??Utilities: $ 250
??Phone, cable, internet: $ 150
??Food, entertainment: $ 600
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 450
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423682
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$437.32

Auction yield range:	11.18% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1993	Debt/Income ratio:	6%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$5,310	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	exponential-affluence	Borrower's state:	Mississippi	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
To pay off?expenses I had to incur this past year. I took a pay cut last year?to cut expenses, in order to save the?jobs of?our line employees.?

My financial situation:
I am a good candidate for this loan because I credit score of over 700! I always pay my bills on time!

I first want to thank all the potential lenders for your consideration. I am a?executive for a company in Mississippi, that's home base, is in Las Vegas. I am a single mom, and have 2 great kids ages 15, and 8. I need of a debt consolidation loan to lower my monthly payments. I have had to incur some additional expenses this past year. Do in part by my company asking that I take a pay cut. This pay cut was only temporary to cut back on payroll expenses, which saved some of my staff from losing their jobs. I am very dedicated to my staff and gladly made that personal sacrifice in order to protect their livelihood. The company is now back to being financially stable due to the fact that every employee was?dedicated in cutting expenses in every way, without sacrificing service. Policies that are now permanent part of our company. I am a good candidate because I am a dedicated mom and a trusted?peer. My goal is to provide my family with financial stability and to become a lender with Prosper so that I can?give?others the same opportunity you will be giving my family. "Dedicate some of your life to others.Your dedication will not be a sacrifice. It will be an exhilarating experience because it is an intense effort applied toward a meaningful end". -Dr. Thomas Dooley.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423698
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.48%	Starting monthly payment:	$54.98

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	21y 11m
Amount delinquent:	$0	Revolving credit balance:	$67	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	22%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	3
Screen name:	truepatriot	Borrower's state:	Michigan	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	540-560 (Aug-2007) 540-560 (Jul-2007)
Principal balance:	$421.11	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Professional Couple Rebounding
Loan purpose:
Following 2 years of perfect payments to Prosper, I would now like to pay off a credit card with a super high interest rate that also has high maintenance fees.

Financial ability:
With over 20 years of working full time in the field of Energy my ability to repay is solid. Payments to Prosper have been impeccable.
Monthly net income: $4,200Monthly expenses:
Existing Prosper loan: $39.23
Housing: $ 784
Insurance: $ 94
Car expenses: $331
Utilities: $ 101
Phone, cable, internet: $ 48
Food, entertainment: $ 178
Clothing, household expenses: $ 20
Credit card debt: $ 190
Savings $ 100
Other expenses: $ 150

Final word:
The perfect payment history with Prosper says it all. I have raised my credit score 100 points since last Prosper listing! Thank you for the previous loan and for considering this one.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423706
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$118.92

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1992	Debt/Income ratio:	40%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	19 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$3,143	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	108%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	nenais2cute	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 93% )	600-620 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	1 ( 7% )	640-660 (May-2008)
Principal balance:	$903.34	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
high interest loan
Purpose of loan:
This loan will be used to??consolidate a high interest rate?loan so I can lower my payments and pay off credit cards.

My financial situation:
I am a good candidate for this loan because?even tough i had made?bad financial decisions in the past,? my situation is different.?whether or not I?obtain the loan, It does not affect me. I will continue?making?payments to my? debts regardless, but it will be nice to lower that high interest?loan!!? So thanks anyways for helping or reading.??????

Monthly net income: $ 4500

Monthly expenses: $?4300
??Housing: $ 1170
??Insurance: $ 120
??Car expenses: $ 356
??Utilities: $ 140
??Phone, cable, internet: $ 120
??Food, entertainment: $ 300
??Clothing, household expenses $ 275
??Credit cards and other loans: $ 1200
??Other expenses: $ 502
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423746
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1995	Debt/Income ratio:	17%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	14 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,221	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	lautostoppeur	Borrower's state:	California	Borrower's group:	AAA LGBT Families helping LBGT Families
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	580-600 (May-2007)
Principal balance:	$832.80	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Paying Off Very High Interest Debts
Purpose of loan:
This loan will be used to pay off some very high-interest debts.

My financial situation:
I am a good candidate for this loan because I have proven success as a Prosper Borrower--I've never missed a payment.? I am also stably employed.

Monthly net income: $ 3300

Monthly expenses: $
??Housing: $ 1165
??Insurance: $ 100
??Car expenses: $ 100
??Utilities: $ 30
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423770
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.69%	Starting monthly payment:	$49.34

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2005	Debt/Income ratio:	6%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,561	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	kalberer	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investment
Purpose of loan:
This loan will be used to? Make Investments in Tax Lein Certificates, the Stock Market, High Yield Bonds, and other exchange traded investmets.

My financial situation:
I am a good candidate for this loan because?? I have than 30 years investment expirence, I have more than 8 years work expirence at the Star Tribune, one of the best employers in Minnesota,? a good credit rating and almost no personal debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423776
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1996	Debt/Income ratio:	62%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$27,452	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sunny-payment	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Upgrade equipment and furnishings
Purpose of loan: This loan will be used to upgrade equipment and furnishings for my restaurant.

My financial situation: I am a good candidate for this loan because of my experience in running profitable?restaurants. Even through these difficult times my restaurants have profitted and increased in revenue due to proper management, operations, marketing and budgeting. I have many family members helping me run my restaurants which allows me the flexibility to still hold a full time job working for a law firm. The firm pays decent and allows me to pursue my other passion which is law. I am married with two kids and my husband also works full time. With a family, business and full time job, life is very fast paced but extremely fulfilling and challenging. The restaurant in specific that will be receiving new and upgraded?equipment and furnishings has a strong following of loyal customers. It is over 3 years old and revenues continue to rise impressively compared to previous years. The franchisor?is very supportive with great leadership. A marketing coop formed early 2009 and with the buying power the franchise now sponsors major professional sports in my area as well as airs commercials on CBS, Fox and other local channels. With strong franchisees like myself and a dedicated franchisor, my restaurants and others like it will continue to grow and be successful.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423782
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1995	Debt/Income ratio:	52%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	22 / 15	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	48	Length of status:	18y 7m
Amount delinquent:	$914	Revolving credit balance:	$444	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bid-broadcaster4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit card bill
Purpose of loan:
This loan will be used to? want to consolidate bills?????

My financial situation:
I am a good candidate for this loan because?? for this loan becaue i pay my bill and i just want to pay one monthly payment????

Monthly net income: $

Monthly expenses: $
??Housing: $ 445.00
??Insurance: $ 200.00
??Car expenses: $?
??Utilities: $ 100.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $ 75.00
??Clothing, household expenses $
??Credit cards and other loans: $? 300.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423794
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,100.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.76%	Starting monthly payment:	$49.76

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1996	Debt/Income ratio:	13%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	9	Length of status:	37y 6m
Amount delinquent:	$552	Revolving credit balance:	$793	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	top-sparkling-payment	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My Daughter's Nursing Books
Purpose of loan:
This loan will be used to pay for my daughter's books.? She is starting school out of state and her loans aren't going to quite cover her books.

My financial situation:
I am a good candidate for this loan because I make more than enough to pay for the books, just not all at once since I am the primary caretaker for my ill father and my 2 year old grandson.

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 300
??Car expenses: $ 200
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 100
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423806
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.64%	Starting monthly payment:	$54.36

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	19.95%
Lender servicing fee:	1.00%	Estimated return:	-2.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1997	Debt/Income ratio:	16%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	29	Length of status:	11y 1m
Amount delinquent:	$100	Revolving credit balance:	$2,843	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	115%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	jman78	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	620-640 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 640-660 (Mar-2008)
Principal balance:	$2,338.28	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? Pay off two credit cards with high interest rates.

My financial situation:
I am a good candidate for this loan because? I have a few credit dings, but I do pay my bills on time.? My other prosper loan is 100% current.? Don't let the rating intimidate you from lending. Every loan I have ever taken, I have paid them off early and never missed a payment.

Monthly net income: $ 2400

Monthly expenses: $
??Housing: $ 370
??Insurance: $ 75
??Car expenses: $ 0 (paid off vehicle loan)
??Utilities: $ 55
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100
??Clothing, household expenses $ 25
??Credit cards and other loans: $ currently my credit cards run me about $150, my other prosper loan is $138
??Other expenses: $ Gas runs about $160
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423812
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$80.58

Auction yield range:	17.18% - 25.00%	Estimated loss impact:	26.44%
Lender servicing fee:	1.00%	Estimated return:	-1.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1996	Debt/Income ratio:	16%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	21	Length of status:	1y 11m
Amount delinquent:	$32,688	Revolving credit balance:	$377	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	23	Homeownership:	No
Inquiries last 6m:	0
Screen name:	PFCberla	Borrower's state:	California	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	50 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	540-560 (May-2008) 540-560 (Apr-2008) 540-560 (Dec-2007) 520-540 (Aug-2006)
Principal balance:	$683.64	1+ mo. late:	0 ( 0% )
Total payments billed:	50
Description
50 month No Late/Missed payments
Thank you potential lender for taking the time to view my listing.? I want to pay?of another?credit card I have?by getting a lower rate through prosper.? Why should?the big credit card company?get all that money when regular people can make the money, saving me money.

I?have done two?loans through prosper, and hopefully as you all can see that I paid off one in which I?never missed a payment,?never?was late in?36 months. And the other load I have never been late, never missed a payment in over a year.

Also, as you can see, my credit score has gone up 100 points in the last three years since my first loan, so I am slowing digging my self out.

I am working on my other major debt, which is due to bad student loans.

I tried out with the one small loan?three years ago?and it worked, thanks to you guys.? I am still working on paying?a third credit card?as I write this.? I am trying with this loan to?pay it off and get a better interest rate.?Thank you all for viewing my listing and having faith in me!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423818
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1988	Debt/Income ratio:	20%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	57	Length of status:	1y 4m
Amount delinquent:	$4,024	Revolving credit balance:	$5,204	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	amo713	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	660-680 (Aug-2008)
Principal balance:	$2,623.05	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Furnace & AC: High Return/Low Risk
I have had a loan with Prosper for approximately One Year, with no payment issues.

Purpose of Loan: In the last four months, I have had to replace my air conditioner, furnace, washer and dryer...Murphy's Law -- they all crashed at once. I plan on using the loan to pay for these repairs and to pay off other credit card debt.

Summary: I am gainfully employed with a steady paycheck, but was not prepared for these major expenses. I would like to avoid messing up my credit rating any further as I procure the funds necessary to pay for the replacement of these appliances.

My financial situation: I am a good candidate for this loan because despite my financial issues,?I have an excellent payment record with all of my creditors. including my first loan secured with Prosper last year. I am the sole provider in my home -- purchased myself 9 years ago, and have a history of on-time payments. I make very good money, and am also on track for a 23% bonus later this year. I have a structured budget in place -- outlined below,?and my existing income allows for ease in making my?loan payments.

Explanation of DQ: I am no longer DQ due to a recently approved loan mod from my mortgager,?where in order to be approved for the modification, I needed to miss three payments,?however, I was advised that the DQ remains on the account for a few months into the new payment which is in it's second month of on-time payments.

Monthly net income: $ 4,801

Monthly expenses: $ 4,247

Housing:? $1602 (Assoc. Fee $171; $1202 1st mort.; $229 2nd mort.)
Insurance:? $104
Car expenses:? $537 ($437 payment, $100 gas)
Utilities:? $100 (Heat, Elec., Water)
Phone, cable, internet:? $124 (Cable, phone, internet)
Food, entertainment:? $200 ($40/week groceries; $40/month entertainment)
Clothing, household expenses:? $100 (primarily essentials: toiletries, cleaning supplies, etc.)
Credit cards and other loans:? $844 (Personal Loan $499; Prosper Payment $136; CC Min: 5 accounts: $209)
Other expenses:? $200 (Health co-pay; vet, gifts, etc.)
Savings:? $300 (Planning for the future)
Estimated Second Prosper Loan Payment:? $136.00?

LEFT OVER:? $554.00 (If not needed for emergency, will add to Prosper payment)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423836
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1989	Debt/Income ratio:	9%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	24	Length of status:	11y 4m
Amount delinquent:	$863	Revolving credit balance:	$1,583	Occupation:	Professional
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	79%	Stated income:	$100,000+
Delinquencies in last 7y:	13	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	brightest-suave-investment	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying to keep job and home.
Purpose of loan:
This loan will be used to payoff credit cards and loans. If this is not done then I will lose my job.

My financial situation:
I am a good candidate for this loan, because I am willing to pay off in a 2 year period at a higher interest rate. Recently, my wife lost her job 2 1/2 years ago and has finally found employment. The problem is during that time we had to use everything we have to stay afloat with the children. Now that she is working we are paying down the debt we owe, but recently I fell behind on a credit card I need for work and if I can not pay it off by the end of the month I will lose my job. This loan will to pay off my credit cards as well as loans I have out. This will take over for the 600 I owe to credit cards and loans a month. This will wipe out all of my credit card and loan debt except for student loan that is deferred. All other expenses are a monthly debt that is ongoing. Mortgage, insurance, utilities, car payment, etc. will remain but all other debt with this loan wil be eliminated.?

Monthly net income: $ 6000 (I get a quarterly bonus which I have added into this total. The bonus is guaranteed. It averages net about 3000 a quarter)

Monthly expenses: $
Housing: $ 2950
Insurance: $ 400
Car expenses: $ 711
Utilities: $ 120
Phone, cable, internet: $ 150
Food, entertainment: $ 250
Clothing, household expenses $ 0
Credit cards and other loans: $ 600
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423866
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,085.66

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	3	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$3,141	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	refined-transparency	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Our Bookstore Buying Used Textbooks
Purpose of loan:
The loan proceeds are to be used almost entirely on the purchase of used textbooks from students at Texas State University (30,000+ undergrads). About 5-8% may be used for advertising to let more students know they can get a higher buyback at our bookstore and buy their textbooks for less. As it is now, we do not advertise at all. Even so, simple word-of-mouth has brought in 350 textbooks 2 semesters ago, and 650 textbooks last semester, which we aquired at an average of $34.00 per textbook. We held these textbooks for an average of 2 months and sold each one directly back to the students or online (guaranteed sale) at an average of 160% of the price we paid (60% profit margin). It's very little work, and the system has been in place for over a year and works without errors. If we were to advertise, business would very likely pour in at 3-4 times the rate it does now. It is possible for us to offer more and sell for less because of the very large profit margin enjoyed by our main competitor, Colloquium Books (www.bobcatbooks.com). Their profit margin can be examined at any one of their sister sites found at www.rothers.com. You can see the buyback price and sale price of each textbook at their sister sites, but not at Colloquium's site, because of us. They took their buyback offers down when they learned we were giving more and showing students the proof.

The loan is required because the textbooks have to be purchased when one semester ends and not one can be sold until the start of the next semester, which is an average of 2 months later. If they are sold early, not nearly as much profit can be earned; therefore, the interest on the loan is very worth paying to be able to buy and profit from as many textbooks as possible.

My financial situation:
I have good credit with no delinquencies. My credit cards are under control and when we're not holding textbooks they are paid off completely. I own my own home, which is valued at $105,000 and I owe only $72,000 after one year. I have never been a spendthrift. I have excellent control over cash flow. My assets, both business and personal, have a conservatively-estimated fair market value of $32,000.

Monthly net income: $

$4300 (average throughout the year)

Monthly expenses: $
??Housing: $ 673.00
??Insurance: $ 120.00
??Car expenses: $?90.00
??Utilities: $?350.00
??Phone, cable, internet: $ 190.00
??Food, entertainment: $ 850.00
??Clothing, household expenses $ 240.00
??Credit cards and other loans: $ 91.04
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423872
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$115.13

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1994	Debt/Income ratio:	18%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$15,626	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	waterboy911	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	21 ( 100% )	700-720 (Latest)
Principal borrowed:	$32,000.00	< mo. late:	0 ( 0% )	720-740 (Jun-2008) 820-840 (Nov-2007)
Principal balance:	$5,554.01	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Home improvment project
Purpose of loan:
I?am renovating my kitchen to improve the value of my home.?
My financial situation:
I am a good candidate for this loan because of my?loan repayment?history. If you are trying to invest with no risk...I am perfect for you. I always pay back my loans..even every student loan I ever had.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423878
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1997	Debt/Income ratio:	50%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	13 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	15y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,264	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	1
Screen name:	crywoo35	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my debt.
Purpose of loan:
To pay my credit cards and a couple small bills off. ?

My financial situation:
I have worked for the state for 15 1/2 years. A few years ago my husband was in a auto accident and we lost everything. Since the accident we have tried so hard to rebuild our credit, and slowly it has been improving. All we ask is for someone to give us a chance to prove we deserve a second chance. We pay all?our bills on time. Thank you so much for considering our loan..

Monthly net income: $ 5700.00 ( including husbands income )

Monthly expenses: $

??Housing: $ No rent
??Insurance: $ 450
??Car expenses: $ 744
??Utilities: $ 350
??Phone, cable, internet: $400
??Food, entertainment, grocerys: $ 800
??Clothing, household expenses $?500
??Credit cards and other loans: $ 900
??Other expenses: $ 300 ( daughter in private school )
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423890
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,890.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.16%	Starting borrower rate/APR:	16.16% / 18.35%	Starting monthly payment:	$137.07

Auction yield range:	6.18% - 15.16%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1995	Debt/Income ratio:	15%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,916	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	thirtythree	Borrower's state:	Texas	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	36 ( 100% )	740-760 (Latest)
Principal borrowed:	$18,898.00	< mo. late:	0 ( 0% )	620-640 (Feb-2008) 600-620 (Dec-2007) 660-680 (Apr-2007)
Principal balance:	$0.01	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Guaranteed Borrower on Prosper
Purpose of loan:
I will use this loan to finance a portion of my upcoming wedding & honeymoon. We have most of it paid for & with the wedding date coming closer we are finding more and more costs. We would like to use Prosper to help make it all possible.

We have been together for 4 years and we purchased a home together 13 months ago. She pays half the mortgage and bills so the amounts listed below in my finances indicate my half I pay each month

Financial situation:
I am a good candidate for this loan because I am very familiar with the Prosper process. I have two previous prosper loans that I used for developing my entertainment DJ business and I paid off both of those Prosper Loans.

Day Job income: 50K
DJ Business income: Average $1100.00 month
Individual Stock portfolio $2100
Employer IRA plan: $7000

Monthly Expenses:
Home: $750
Truck: $347
Utilities:$350
Insurance $120
Food/Entertainment: $400
Other: $400

I have zero Credit Card debt besides the balances I carry to maintain the use of credit cards and pay off at end of each 30 Day billing period.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423896
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1993	Debt/Income ratio:	22%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	19y 1m
Amount delinquent:	$0	Revolving credit balance:	$198,697	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	bid-surgeon	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for continuing education
Purpose of loan:
This loan will be used to?

This loan will be used to cover tuition form my wife who has gone back to school.? After years of taking care of our children she has decided to pursue a career in school counseling.? She has already completed one year which?I have paid for out pocket and would like to borrow?the balance of the tuition so?I do not?add anymore revolving debt.? This is an excellent opportunity for her to have a career and help children in the process.??I want to do everything I can to help ensure she succeeds in her goals and any help from the lending community is greatly appreciated.

I am a good candidate for this loan because?

I have a spotless credit record and?I have the income to pay my exising bills.? In 20 years?I have never had one missed or late payment and?I am not about to start now.? Please do not judge based on the?rating alone.? I do have high revolving debt outstanding but?I also have the income to support it and as previously stated have never missed a payment.??I am willing to absorb the high interest rate for this loan because it is still better than adding more revolving debt and makes me feel good that individuals will gain from this rate and not large corporations.? This is an excellent opportunity to help someone out in need who wishes to help others as well as a good investment opportunity.? I welcome any questions that will make a potential lender feel more comfortable investing in this loan and thank all for considering me.

Monthly net income: $ 12,300

Monthly expenses: $
??Housing: $ 2600
??Insurance: $ 250
??Car expenses: $490
??Utilities: $ 400
??Phone, cable, internet: $ 200
??Food, entertainment: $?1000
??Clothing, household expenses $?1000
??Credit cards and other loans: $?2000
??Other expenses: $ 1000????
Information in the Description is not verified.